SUPPLEMENT

dated January 17, 2019 to the

PROSPECTUS

dated May 31, 2018

Yorktown Capital Income Fund

(Class A, Class L and Institutional Class Shares)

This supplement serves as notification that the Board of Trustees (“Board”) of the Yorktown Funds (the “Trust”) has determined that, due to current economic conditions, it is not in the best interest of the shareholders of the Yorktown Capital Income Fund (“Fund”) to change the investment objective of the Fund at this time. After careful consideration, the Board has revoked its approval of the proposed changes to the Fund and determined that no changes shall be made to the Fund at this time.

The Fund will no longer hold a shareholder meeting on January 24, 2018.

Please retain this supplement with your records.